EXHIBIT 10.42

VOTING AGREEMENT

           This Voting Agreement, dated as of September  __, 2013, (this "Agreement"), is entered into by and among Stephen W. Tunks, an individual (“Tunks”), and  Luciana D’Alessandris, Jim Vogiatzis, Michael Zitser and Sergey Kartsev (collectively the “Shareholders” and individually each a “Shareholder”), each a “Party” and collectively the “Parties”.

RECITALS:

A.	Tunks is the Chief Executive Officer, President and a director of Eco-Tek Group, Inc., a Nevada corporation (the “Company”);

B.	The Shareholders currently own an aggregate of 1,000 shares of the Series A preferred stock of the Company (the “Shares”), with each Shareholder individually owning 250 Shares; and

C.
The Shareholders desires to provide Tunks a voting proxy to vote the Shares at any meeting of the Company, pursuant to any consent to action without meeting of the Company, and/or any other event which may require or may allow for the vote of the Shares, pursuant to the terms and conditions below.

NOW, THEREFORE, for $10 and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. The Shares.  Any interest or other voting securities, or the voting rights relating thereto, of the Company that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Shareholders, other than the Shares, at any time during the term of this Agreement as (a) a result of the ownership of the Shares whether issued incident to any split, dividend, conversion, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction; and (b) any additional voting shares or other voting securities of the Company, or the voting rights relating thereto, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Shareholders from time to time during the Term of this Agreement; shall be included within the term "Shares" as used herein and shall be subject to the terms of this Agreement.  Notwithstanding the above, any shares of common stock of the Company currently held by the Shareholders shall not be deemed to be a part of the Shares or included in this Agreement.

2. Due Authority. Each of the Shareholders, jointly and not severally, represents that they have full power and authority to execute and deliver this Agreement and to perform their obligations hereunder and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of each of the Shareholders and constitutes a legal, valid and binding obligation of each Shareholder, enforceable against it in accordance with its terms.

Voting Agreement

3. No Conflict; Consents.

a.
The execution and delivery of this Agreement by the Shareholders does not, and the performance of this Agreement by the Shareholders will not, require any consent, approval, authorization or permit of, filing with (except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or notification to, any government or regulatory authority by the Shareholder.

b.	No other person or entity has, or will have during the Term (as defined below), any right, directly or indirectly, to vote or control or affect the voting of the Shares.

4. Title to Shares; Certificate Form. Each Shareholder is (a) the record owner of the Shares free and clear of any proxy or voting restriction other than pursuant to this Agreement; and (b) has sole voting power with respect to the Shares.

5. Covenants of Shareholders.  Each Shareholder hereby covenants and agrees as follows:

a.
Transfer of Shares. During the Term (as defined below) each Shareholder shall not, and shall not permit anyone else to, (i) sell, transfer, encumber, pledge, assign or otherwise dispose of any of the Shares, (ii) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto, or (iii) enter into any contract, option or other legally binding undertaking providing for any transaction provided in (i) or (ii) hereof (each a “Transaction”), unless such Shareholder has received prior written authorization for such Transaction from Tunks or unless the proposed transferee or pledgee shall have entered into a written agreement with Tunks, containing terms and conditions satisfactory to Tunks, in which such transferee or pledgee shall agree to be bound by all the terms and conditions of this Agreement.

b.
Proxy. Each Shareholder, by this Agreement, hereby constitutes and appoints Tunks, with full power of substitution, during and for the Term, as Shareholder’s true and lawful attorney and irrevocable proxy, for and in Shareholder’s name, place and stead, to vote the Shares owned or held by Shareholder as Shareholder's proxy in all proceedings in which the vote or written consent of shareholders may be required or authorized by law during the Term (including, but not limited to actual meetings of the shareholders of the Company and written consents to action) regardless of whether such Shareholder actually attends any applicable meeting or signs any applicable consent, or not.  Each Shareholder intends the foregoing proxy to be, and it shall be, irrevocable and coupled with an interest during the Term.  All action to be taken on any question shall be determined by Tunks, in his sole discretion.

Voting Agreement

c.
Term. For the purposes of this Agreement, "Term" means the period from September 11, 2013 (the “Effective Date”) until the earlier of such time as (a) Tunks no longer serves as a director of the Company; or (b) Tunks provides the Shareholders at least ten (10) days written notice of his intent to terminate this Agreement.  Notwithstanding this Section 5(c) and in an abundance of caution only, each Shareholder agrees that if a court of competent jurisdiction shall rule that the proxy provided hereunder is not coupled with an interest (notwithstanding the express terms of this Agreement), the Term shall be determined to be in place until the seventh (7th) anniversary of the Effective Date consistent with Section 78.355(4) of the Nevada Revised Statutes.

d.
Agreements. Each Shareholder agrees that it will not enter into any agreement or understanding with any person or entity or take any action during the Term which will permit any person or entity to vote or give instructions to vote the Shares in any manner inconsistent with the terms of this Agreement. Each Shareholder further agrees to take such further action and execute and deliver, and cause others to execute and deliver such other instruments as may be necessary to effectuate the intent of this Agreement, including without limitation, proxies and other documents permitting Tunks to vote the Shares or to direct the record owners thereof to vote the Shares in accordance with this Agreement. Without limiting the foregoing, each Shareholder shall deliver to Tunks a duly executed Voting Proxy in the form attached hereto as Exhibit A simultaneously with the execution hereof.

6. Reservation of Rights.  All other rights and privileges of ownership of the Shares shall be reserved to and retained by each Shareholder.

7. Specific Performance.  Each Party hereto acknowledges that a remedy at law for any breach or attempted breach of terms and provisions of this Agreement may be inadequate, and such Parties therefore agree that the non-breaching Party shall be entitled to specific performance and injunctive and other equitable relief in the event of any such breach or attempted breach.

8. Binding Effect; Successors and Assigns.  This Agreement shall be binding on each Shareholder that has executed this Agreement, even if not signed by all Shareholders. Upon such execution this Agreement shall be binding on and inure to the benefit of each of the Parties who has executed this Agreement and their respective heirs, successors and assigns.

Voting Agreement

9. Waiver.  The waiver by either Party to this Agreement of a breach or violation or any provision hereof shall not operate as or be construed to be a waiver of any subsequent breach hereof.

10. Governing Law.  This Agreement shall be interpreted in accordance with the laws of the State of Nevada.  In the event of a dispute concerning this Agreement, the Parties agree that venue lies in a court of competent jurisdiction in Clark County, Nevada.

11. Headings; Gender.  The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement.  All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

12. Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

13. Amendment.  No modification, amendment, addition to, or termination of this Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and signed by all the Parties hereto.

14. Entire Agreement.  This Agreement constitutes the sole and only agreement of the Parties hereto and supersedes any prior understanding or written or oral agreements between the Parties respecting the subject matter hereof.

15. Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

[Remainder of page left intentionally blank. Signature page follows.]

Voting Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the date set forth below, to be effective as provided above.

(“Shareholders”)

By: /s/ Luciana D’Alessandris
Luciana D’Alessandris
250 Series A Preferred Stock Shares

Date: September 11, 2013

By: /s/ Jim Vogiatzis
Jim Vogiatzis
250 Series A Preferred Stock Shares

Date: September 11, 2013

By: /s/ Michael Zitser
Michael Zitser
250 Series A Preferred Stock Shares

Date:September 11, 2013

By: /s/ Sergey Kartsev
Sergey Kartsev
250 Series A Preferred Stock Shares

Date: September 11, 2013

(“TUNKS”)

/s/ Stephen W. Tunks
Stephen W. Tunks

Date: September 11, 2013

Voting Agreement

EXHIBIT A
VOTING PROXY

The undersigned Series A Preferred Stock shareholder (the “Shareholder”) of Eco-Tek Group, Inc., a Nevada corporation (the "Company"), who beneficially owns 250 shares of the Series A Preferred Stock (the “Shares”) of the Company as of the date hereof, hereby appoints Stephen W. Tunks as proxy (the "Proxy"), with full power of with full power of substitution, for and in the name of the undersigned, to vote the Shares (and such other shares as he may come to own or have voting control over, as described in greater detail in the Voting Agreement, which this Voting Proxy is attached to as Exhibit A), as his proxy in all proceedings in which the vote or written consent of shareholders may be required or authorized by law (including, but not limited to actual meetings of the shareholders of the Company and written consents to action), as if the undersigned were present and voting such Shares, on any matters to come before the Company, in his sole discretion as the Shareholder’s true and lawful attorney and irrevocable proxy, for and in Shareholder’s name, place and stead, to vote the Shares owned or held by Shareholder as Shareholder's proxy regardless of whether such Shareholder actually attends any applicable meeting or signs any applicable consent, or not.

The undersigned hereby affirms that this Proxy is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof.  This Voting Proxy shall be in effect from September 11, 2013 (the “Effective Date”) until the earlier of such time as (a) Tunks no longer serves as a director of the Company; or (b) Tunks provides the Shareholder at least ten (10) days written notice of his intent to terminate this proxy.  Notwithstanding the above and in an abundance of caution only, the Shareholder agrees that if a court of competent jurisdiction shall rule that the proxy provided hereunder is not coupled with an interest (notwithstanding the express terms of this Agreement), the Term shall be determined to be in place until the seventh (7th) anniversary of the Effective Date consistent with Section 78.355(4) of the Nevada Revised Statutes.

Executed this 11th day of September, 2013.

By: /s/ Luciana D’Alessandris

Printed Name: Luciana D’Alessandris
250 Series A Preferred Stock Shares

Voting Agreement

EXHIBIT A
VOTING PROXY

The undersigned Series A Preferred Stock shareholder (the “Shareholder”) of Eco-Tek Group, Inc., a Nevada corporation (the "Company"), who beneficially owns 250 shares of the Series A Preferred Stock (the “Shares”) of the Company as of the date hereof, hereby appoints Stephen W. Tunks as proxy (the "Proxy"), with full power of with full power of substitution, for and in the name of the undersigned, to vote the Shares (and such other shares as he may come to own or have voting control over, as described in greater detail in the Voting Agreement, which this Voting Proxy is attached to as Exhibit A), as his proxy in all proceedings in which the vote or written consent of shareholders may be required or authorized by law (including, but not limited to actual meetings of the shareholders of the Company and written consents to action), as if the undersigned were present and voting such Shares, on any matters to come before the Company, in his sole discretion as the Shareholder’s true and lawful attorney and irrevocable proxy, for and in Shareholder’s name, place and stead, to vote the Shares owned or held by Shareholder as Shareholder's proxy regardless of whether such Shareholder actually attends any applicable meeting or signs any applicable consent, or not.

The undersigned hereby affirms that this Proxy is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof.  This Voting Proxy shall be in effect from September 11, 2013 (the “Effective Date”) until the earlier of such time as (a) Tunks no longer serves as a director of the Company; or (b) Tunks provides the Shareholder at least ten (10) days written notice of his intent to terminate this proxy.  Notwithstanding the above and in an abundance of caution only, the Shareholder agrees that if a court of competent jurisdiction shall rule that the proxy provided hereunder is not coupled with an interest (notwithstanding the express terms of this Agreement), the Term shall be determined to be in place until the seventh (7th) anniversary of the Effective Date consistent with Section 78.355(4) of the Nevada Revised Statutes.

Executed this 11th day of September, 2013.

By: /s/ Jim Vogiatzis

Printed Name: Jim Vogiatzis

250 Series A Preferred Stock Shares

Voting Agreement

EXHIBIT A
VOTING PROXY

The undersigned Series A Preferred Stock shareholder (the “Shareholder”) of Eco-Tek Group, Inc., a Nevada corporation (the "Company"), who beneficially owns 250 shares of the Series A Preferred Stock (the “Shares”) of the Company as of the date hereof, hereby appoints Stephen W. Tunks as proxy (the "Proxy"), with full power of with full power of substitution, for and in the name of the undersigned, to vote the Shares (and such other shares as he may come to own or have voting control over, as described in greater detail in the Voting Agreement, which this Voting Proxy is attached to as Exhibit A), as his proxy in all proceedings in which the vote or written consent of shareholders may be required or authorized by law (including, but not limited to actual meetings of the shareholders of the Company and written consents to action), as if the undersigned were present and voting such Shares, on any matters to come before the Company, in his sole discretion as the Shareholder’s true and lawful attorney and irrevocable proxy, for and in Shareholder’s name, place and stead, to vote the Shares owned or held by Shareholder as Shareholder's proxy regardless of whether such Shareholder actually attends any applicable meeting or signs any applicable consent, or not.

The undersigned hereby affirms that this Proxy is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof.  This Voting Proxy shall be in effect from September 11, 2013 (the “Effective Date”) until the earlier of such time as (a) Tunks no longer serves as a director of the Company; or (b) Tunks provides the Shareholder at least ten (10) days written notice of his intent to terminate this proxy.  Notwithstanding the above and in an abundance of caution only, the Shareholder agrees that if a court of competent jurisdiction shall rule that the proxy provided hereunder is not coupled with an interest (notwithstanding the express terms of this Agreement), the Term shall be determined to be in place until the seventh (7th) anniversary of the Effective Date consistent with Section 78.355(4) of the Nevada Revised Statutes.

Executed this 11th day of September, 2013.

By: /s/ Michael Zitser

Printed Name: Michael Zitser

250 Series A Preferred Stock Shares

Voting Agreement

EXHIBIT A
VOTING PROXY

The undersigned Series A Preferred Stock shareholder (the “Shareholder”) of Eco-Tek Group, Inc., a Nevada corporation (the "Company"), who beneficially owns 250 shares of the Series A Preferred Stock (the “Shares”) of the Company as of the date hereof, hereby appoints Stephen W. Tunks as proxy (the "Proxy"), with full power of with full power of substitution, for and in the name of the undersigned, to vote the Shares (and such other shares as he may come to own or have voting control over, as described in greater detail in the Voting Agreement, which this Voting Proxy is attached to as Exhibit A), as his proxy in all proceedings in which the vote or written consent of shareholders may be required or authorized by law (including, but not limited to actual meetings of the shareholders of the Company and written consents to action), as if the undersigned were present and voting such Shares, on any matters to come before the Company, in his sole discretion as the Shareholder’s true and lawful attorney and irrevocable proxy, for and in Shareholder’s name, place and stead, to vote the Shares owned or held by Shareholder as Shareholder's proxy regardless of whether such Shareholder actually attends any applicable meeting or signs any applicable consent, or not.

The undersigned hereby affirms that this Proxy is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof.  This Voting Proxy shall be in effect from September 11, 2013 (the “Effective Date”) until the earlier of such time as (a) Tunks no longer serves as a director of the Company; or (b) Tunks provides the Shareholder at least ten (10) days written notice of his intent to terminate this proxy.  Notwithstanding the above and in an abundance of caution only, the Shareholder agrees that if a court of competent jurisdiction shall rule that the proxy provided hereunder is not coupled with an interest (notwithstanding the express terms of this Agreement), the Term shall be determined to be in place until the seventh (7th) anniversary of the Effective Date consistent with Section 78.355(4) of the Nevada Revised Statutes.

Executed this 11th day of September, 2013.

By: /s/ Sergey Kartsev

Printed Name: Sergey Kartsev

250 Series A Preferred Stock Shares

Voting Agreement